SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 11, 1997




                        Horizon Bancorp, Inc.
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)



  Texas                     0-25096               74-2412835
----------                -----------            ------------
(State or other           (Commission           (IRS Employer
jurisdiction of            File Number)        Identification No.)
incorporation)


             5800 North MoPac, Austin, Texas  78731
       --------------------------------------------------
            (Address of principal executive offices)


Registrant's telephone number, including area code:  (512)371-0700


                          Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.     Other Events.

      The registrant issued the following press release March 11, 1997:

		AUSTIN, TX, March 11, 1997 -- Horizon Bancorp, Inc. (NASDAQ:  LOAN)
 held a special meeting of its shareholders at its Austin offices to consider an Agreement and Plan of Merger with Compass Bancshares, Inc.
and its wholly-owned subsidiary Compass Texas Acquisition Corp.  With an affirmative vote of more than 80% of the outstanding shares of stock, the
Horizon Bancorp, Inc. shareholders approved the Agreement and Plan of
Merger.  Horizon Bancorp, Inc. and Compass Bancshares, Inc. anticipate a prompt closing on the pertinent merger.

                           SIGNATURES

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              HORIZON BANCORP, INC.
                              Registrant




                              By:  /s/ Charles S. Nichols, Jr.
                              Charles S. Nichols, Jr.
                              Executive Vice President




                              By:  /s/ Paul A. Antrim
                              Paul A. Antrim
                              Executive Vice President and
                              Chief Financial Officer

Dated:  March 11, 1997